FDP SERIES, INC.
VAN KAMPEN VALUE FDP FUND

SUPPLEMENT DATED JULY 13, 2010
TO THE PROSPECTUS DATED SEPTEMBER 29, 2009

The following changes are made to the Prospectus of Van Kampen Value FDP Fund (“Van Kampen Fund” or the “Fund”), a series of FDP Series, Inc.

Van Kampen Asset Management (“Van Kampen”) is no longer the sub-adviser of the Fund. At a special meeting of the Fund, held on June 25, 2010, shareholders of the Fund have approved a new sub-advisory agreement with Invesco Advisers, Inc. (“Invesco”). All references to Van Kampen as sub-adviser to the Fund are hereby replaced with Invesco.

The section in the Prospectus captioned “Details About the Funds — How each Fund Invests — About the Sub-Adviser and the Portfolio Management Team of the Van Kampen Fund” is amended as follows:

The information about the Fund’s sub-adviser and portfolio managers is deleted in its entirety and replaced with the following:

The Van Kampen Fund is sub-advised by Invesco Advisers, Inc. (Invesco). The Fund is managed by a team of financial professionals. Kevin C. Holt, Devin E. Armstrong, Jason S. Leder, Matthew Seinsheimer and James N. Warwick are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Holt is the lead portfolio manager of the Fund. Please see “Management of the Funds —Portfolio Manager Information” for additional information on the portfolio management team.

The section captioned “Management of the Funds — The Sub-Advisers” is amended as follows:

The information about the Fund’s sub-adviser and portfolio managers is deleted in its entirety and replaced with the following:

Invesco Advisers, Inc. (“Invesco”) is sub-adviser to the Van Kampen Value FDP Fund. Invesco is registered as an investment adviser under the Investment Advisers Act of 1940 and is located at 1555 Peachtree Street N.E., Atlanta, Georgia 30309. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976 and is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Invesco Ltd. had approximately $423.1 billion in total net assets as of December 31, 2009.

The Van Kampen Fund is managed by Invesco’s Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are: Kevin C. Holt, Devin E. Armstrong, Jason S. Leder, Matthew Seinsheimer and James N. Warwick. Mr. Holt is the lead manager of the Fund and Messrs. Armstrong, Leder, Seinsheimer and Warwick are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Mr. Holt is responsible for the execution and overall strategy of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Kevin C. Holt, Lead portfolio manager	Responsible for the day-to-day management of the Fund, responsible for the operation and overall strategy of the Fund.	2005	Associated with Invesco and/or its affiliates since 2010; Managing Director of Van Kampen Asset Management (“Van Kampen”) 2004 to 2010; Portfolio Manager since 1999, with specific responsibility for Consumer Staples, Consumer Discretionary, Health Care, Integrated and Exploration and Production and Industrials.

Devin E. Armstrong, Co-portfolio manager	Responsible for the day-to-day management of the Fund.	2007	Associated with Invesco and/or its affiliates since 2010; Executive Director of Van Kampen 2007 to 2010; Portfolio Manager since 2007, with specific responsibility for Basic Materials, Technology and Industrials.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Jason S. Leder, Co-portfolio manager	Responsible for the day-to-day management of the Fund.	2005	Associated with Invesco and/or its affiliates since 2010; Managing Director of Van Kampen 2004 to 2010; Portfolio Manager since 1995, with specific responsibility for Financials, Technology and Oil Services.

Matthew Seinsheimer, Co-portfolio manager	Responsible for the day-to-day management of the Fund.	2010	Associated with Invesco and/or its affiliates since 1998.

James N. Warwick, Co-portfolio manager	Responsible for the day-to-day management of the Fund.	2007	Associated with Invesco and/or its affiliates since 2010; Executive Director of Van Kampen 2007 to 2010; Portfolio Manager since 2007, with specific responsibility for Cash Management.

Shareholders should retain this Supplement for future reference.